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  CLASS A                                                             CLASS A
COMMON STOCK                                                        COMMON STOCK

                      JONES INTERNATIONAL NETWORKS, LTD.
            Incorporated Under the Laws of the State of Colorado

                                                              CUSIP 480210 10 3
                                            SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT







is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS A COMMON STOCK, $.01 PAR VALUE, OF
                       JONES INTERNATIONAL NETWORKS, LTD.

transferable on the books of the Corporation by the holder hereof in person, or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate shall not be valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED


     SECRETARY                                           CHAIRMAN OF THE BOARD


Countersigned and Registered:

AMERICAN SECURITIES TRANSFER & TRUST, INC.
P.O. Box 1596
Denver, Colorado 80201
Transfer Agent and Registrar
By

JONES INTERNATIONAL NETWORKS, LTD.

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The Corporation will furnish to any shareholder upon request and without charge a full statement of the designations, preferences, limitations and relative rights of the shares of each class of stock of the Corporation authorized to be issued.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common         UNIF GIFT MIN ACT       Custodian
TEN ENT - as tenants by the entireties                   ------         -------
JT TEN  - as joint tenants with right                    (Cust)         (Minor)
          of survivorship and not as            under Uniform Gifts to Minors
          tenants in common                     Act
                                                   -----------
                                                     (State)

    Additional abbreviations may also be used though not in the above list.

For value received, _____ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
/                      /
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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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---------------------------------------------------------------------- shares of the Class A Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
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          Signature

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          Signature

Signature Guaranteed By

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.